          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [_] Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           NEW WORLD PUBLISHING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

     (5) Total fee paid:

         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------

     (3) Filing Party:

         ---------------------------------------------------------------------

     (4) Date Filed:

         ---------------------------------------------------------------------

                           NEW WORLD PUBLISHING, INC.

                                1641 20th Street
                             Santa Monica, CA 90404

                            NOTICE OF SPECIAL MEETING

                                   To Be Held

                                October 12, 1999


         NOTICE IS HEREBY GIVEN, in accordance with the applicable provisions of the Colorado Business Corporations Act, that a special meeting of the stockholders (the "Meeting") of New World Publishing, Inc., a Colorado corporation (the "Company"), whose principal executive offices are located at 1641 20th Street, Santa Monica, CA 90404, will be held as follows:

         PLACE:      Miramar Sheraton Hotel, 101 Wilshire Blvd., Santa Monica,
                     CA 90401
         DATE:       October 12, 1999
         TIME:       5:00 p.m. PST

         The purpose of the Meeting is as follows:

         1.   To change the Company's name to "SONICPORT.COM, INC."
         2. Ratifying the change of certified public auditors from Janet A. Loss, C.P.A. to Singer, Lewak, Greenbaum & Goldstein LLP.
         3.   To adopt a 1999 Incentive Stock Option Plan.
         4.   To change the state of incorporation from Colorado to Nevada.
         5.   All such other matters as may be brought before such Meeting.

         The Board of Directors has fixed the close of business on September 10, 1999 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting.

         Shares can be voted at the Meeting only if the record holder thereof is present at the Meeting or represented by proxy. To ensure the presence of a quorum at the Meeting, you are requested to sign and date the accompanying Appointment of Proxy and return it promptly in the enclosed return envelope. The giving of such Appointment of Proxy will not affect your rights to vote in person in the event you attend the Meeting.





September 28, 1999                            By Order of The Board of Directors

                           NEW WORLD PUBLISHING, INC.
                                1641 20th Street
                             Santa Monica, CA 90404

                                 PROXY STATEMENT

                        Mailing Date: September 28, 1999

                         SPECIAL MEETING OF STOCKHOLDERS


                          TO BE HELD: OCTOBER 12, 1999

GENERAL

         This Proxy Statement is furnished to the holders of Common Stock, $0.0001 par value per share (the "Common Stock"), of New World Publishing, Inc. (the "Company" or the "Registrant"), on behalf of the Company, in connection with its solicitation of Appointments of Proxy in the form enclosed herewith for use at a special meeting of stockholders (the "Meeting") to be held on October 12, 1999, and at any adjournments thereof. The Meeting will be held at 5:00 p.m. local time, on the above date, at Miramar Sheraton Hotel, 101 Wilshire Blvd., Santa Monica, CA 90401. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Meeting and are described herein.

         The cost of this solicitation of Appointments of Proxy will be borne by the Company. In addition to the solicitation of Appointments of Proxy by mail, certain officers, directors and regular employees of the Company, without additional remuneration, may solicit Appointments of Proxy, personally or by telephone, telegraph or cable. Arrangements will also be made with brokerage firms and other nominee holders for forwarding proxy materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

         A majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. Proxies which abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are broker non-votes. Client directed abstentions are not broker non-votes. Broker non-votes will be treated as not entitled to vote and therefore will not be counted as either a vote for or against the proposals. Stockholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote. Stockholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

VOTING OF APPOINTMENTS OF PROXY

         The persons named in the enclosed Appointment of Proxy, as proxies to represent stockholders at the Meeting, are David Baeza and Stanton Dodson, and each of them. An Appointment of Proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, that Appointment of Proxy will be voted FOR the name change as further described in Proposal 1, FOR the ratification of new auditors, as further described in Proposal 2 herein, FOR adoption of 1999 Incentive Stock Option Plan, as further described in Proposal 3 herein, and FOR the change of the state of incorporation as further described in Proposal 4 herein. On any other matters that may come before the Meeting, each Appointment of Proxy will be voted in accordance with the best judgment of the proxies.

REVOCABILITY OF APPOINTMENTS OF PROXY

         An Appointment of Proxy may be revoked by the stockholder at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed Appointment of Proxy bearing a later date, or by attending the Meeting and announcing his intention to vote in person.

RECORD DATE AND VOTING RIGHTS

         The close of business on September 10, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Only those stockholders of record, on that date, will be entitled to vote on the proposals described herein.

         The voting securities of the Company are the shares of its Common Stock, of which shares were issued and outstanding as of September 10, 1999. All outstanding shares of Common Stock are entitled to one vote on each matter submitted for voting at the meeting.

         David Baeza, the Company's Chief Executive Officer and President, Stanton Dodson, the Company's Chairman and William Cooper, the Company's Chief Financial Officer, who collectively hold 62.03% of the Company's common stock, have indicated their intention to vote for the proposals to be presented at the Meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

         PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS. The following table sets forth the beneficial ownership of the Company's Common Stock, as of September 10, 1999, by each person known to the Company to own more than five percent (5%) of the Company's Common Stock and by each of the Company's current directors, and by all directors and officers of the Company as a group. The table has been prepared based on information provided to the Company by each stockholder.

                                                               AMOUNT OF
NAME AND                                                       BENEFICIAL          PERCENT OF
ADDRESS                                                        OWNERSHIP (2)       CLASS (2)
David Baeza (1)                                               7,376,934 (3)        31.73%
Chief Executive Officer, President and Director

Stanton Dodson (1)                                            6,504,915 (4)         27.98%
Chairman

William Cooper (1)                                              540,044 (5)          2.32%
Chief Financial Officer,
Secretary and Director

John Cooper (1)                                                   1,000 (6)             *%
Director

John and Laurie Quam                                          1,210,000 (7)          5.21%
1977 S. Vivian Street
Lakewood, CO 80228

Judith F. Harayda                                                     0                 0
1977 S. Vivian Street
Lakewood, CO 80228

All Directors and Officers
as a Group (4 persons)                                        14,421,993            62.03%
-------------------------------

*   Less than 1%
                                        3

As used in this table, "beneficial ownership"is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to the Company's knowledge the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(1) C/o Communications Television, Inc. address: 1641 20th Street, Santa Monica, CA 90404.
(2)   Based on 23,246,835 shares outstanding as of September 10, 1999.
(3) Excludes 50,000 options exercisable at $4.00 per share granted to Mr. Baeza under 1999 Plan, as herein defined. The options were fully vested at the date of grant.
(4) Excludes 50,000 options exercisable at $4.00 per share granted to Mr. Dodson under 1999 Plan, as herein defined. The options were fully vested at the date of grant.
(5) Excludes 20,000 options exercisable at $4.00 per share granted to Mr. Cooper under 1999 Plan, as herein defined. The options were fully vested at the date of grant.
(6) Excludes 25,000 options exercisable at $0.50 per share granted to Mr. Cooper. The options were fully vested at the date of grant.
(7) After cancellation of 7,425,000 shares held collectively by John and Laurie Quam.

     As of September 10, 1999, there were approximately 187 shareholders of record. The percentage of beneficial ownership is based upon 23,246,835 shares of Common Stock outstanding as of September 10, 1999.

EXECUTIVE COMPENSATION

         No executive officers received compensation in excess of $100,000 for the year ended December 31, 1998.

                                 PROPOSAL NO. 1
                                   NAME CHANGE

         The Board of Directors has proposed to amend the Company's Articles of Incorporation to change the name of the Company to "Sonicport. com, Inc." The Board of Directors believes that the new name reflects better the current business of the Company. The Company is an Internet service provider which is developing and operating extensive subscriber-based vertical portals through the use of short form direct response television ("DRTV") advertising, Internet, direct mail, and telemarketing campaigns.

         As of May 18, 1999 the Company acquired Communications Television, Inc., a California corporation ("CTV") in exchange for 19,020,167 newly issued shares of common voting stock of the Company, for the purpose of effecting a tax-free reorganization pursuant to sections 351, 354 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended ("IRC") pursuant to the Agreement and Plan of Reorganization (the "Reorganization Agreement") by and between the Company, CTV and CTV shareholders. Pursuant to the Agreement, the Board of Directors of the Company resigned and was replaced with the designees of CTV. The Agreement was approved by the Board of Directors of the Company. No shareholders' approval was required nor solicited for the adoption of the Agreement.

         The above proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.

                                 PROPOSAL NO. 2
                  RATIFICATION OF CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors approved on July 6, 1999 the change of the Company's certified public accountants from Janet A. Loss, CPA to Singer, Lewak, Greenbaum & Goldstein LLP., the auditors of the Company's subsidiary, Communications Television, Inc. The Board of Directors recommends that the stockholders vote FOR this proposal.

                                 PROPOSAL NO. 3
                       ADOPTION OF 1999 STOCK OPTION PLAN

         In August, 1999, the Company's Board of Directors unanimously approved the Company's 1999 Stock Option Plan (the "1999 Plan"). The purpose of the 1999 Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder returns. The full text of the 1999 Plan appears as Exhibit A to this Proxy Statement and the description of the 1999 Plan herein is qualified by reference to Exhibit A.

DESCRIPTION OF THE 1999 PLAN

         The 1999 Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of options to purchase up to an aggregate of 2,200,000 shares of Common Stock. The 1999 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1999 Plan. Options granted under the 1999 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options.

         The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 1999 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 1999 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant. Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

         Subject to the limitations contained in the 1999 Plan, options granted under the 1999 Plan will become exercisable at such times and in such installments (but not less than 20% per year) as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised during the first six months after such option is granted.

         Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable would terminate three months (three years in the case of termination by reason of death or disability) following termination of employment. Any options which were not exercisable on the date of such termination would immediately terminate concurrently with the termination of employment.

         The Board of Directors may at any time amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the Plan will not affect the Committee's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

         Options granted under the 1999 Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 1999 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1999 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1999 Plan is effective for ten years, unless sooner terminated or suspended.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Incentive stock options granted under the 1999 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

         All other options granted under the 1999 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

         The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

PARTICIPATION IN THE 1999 PLAN

         All of the Company's executive officers, directors and employees of the Company and its subsidiary will be eligible to participate in the 1999 Plan. The Company has granted a total of 580,000 options under the 1999 Plan, out of which 50,000 options exercisable at $4.00 per share were granted to David Baeza, the Company's President and Chief Executive Officer; 50,000 options exercisable at $4.00 per share were granted to Stanton Dodson, the Company's Chairman; 20,000 options exercisable at $4.00 per share to William Cooper, the Company's Chief Financial Officer, and the remaining 460,000 options were granted to various Company's employees. The options granted to Messrs. Baeza, Dodson and Cooper are vested upon the date of the grant.

         David Baeza, Stanton Dodson and William Cooper, the Company's principal shareholders have indicated their intention to vote in favor of the foregoing proposal. Since these stockholders together own beneficially approximately 62.03% of the Company's outstanding shares of Common Stock, the proposal is expected to be approved without regard to any votes of the other stockholders of the Company.

         The above proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.

                                 PROPOSAL NO. 4
                  APPROVAL TO CHANGE THE STATE OF INCORPORATION
                             FROM COLORADO TO NEVADA

         The following discussion summarizes certain aspects of the proposal to change the state of incorporation of the Company from Colorado to Nevada (the "Reincorporation Merger"). The Reincorporation Merger will be effected pursuant to an Agreement and Plan of Merger (the "Reincorporation Merger Agreement") between New World Publishing, Inc., a Colorado Corporation ("NWP-Colorado") and New World Publishing, Inc., a Nevada corporation ("NWP-Nevada").

Principal Reasons for Reincorporation in Nevada
-----------------------------------------------

         The Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Colorado to Nevada. Specifically, under the corporation laws of the state of Nevada, the Company's shareholders will be able to take certain corporate actions by a majority consent in writing, without calling a special meeting, which would provide greater flexibility to the Company's corporate governance.

         Operating the Company as a Nevada corporation will not interfere with, nor substantially differ from, the present corporate activities of the Company. As a Nevada corporation, NWP-Nevada will be governed by the Nevada Revised Statute (the "Nevada Statute"), whereas NWP-Colorado is governed by the Colorado Revised Statutes (the "Colorado Law"). The Board of Directors has reviewed and analyzed the Nevada Statute and believes that it is a comprehensive, flexible legal structure under which to operate. Because of differences in the laws of these states, rights of the Company's shareholders will change in several material respects as a result of the proposed reincorporation.

Certain Changes in the Rights of Shareholders Resulting from the Reincorporation Merger and the Effects Thereof
--------------------------------------------------------------------------------

         Although it is impracticable to describe all of the differences between the corporation laws of Colorado, the state in which the Company is incorporated, and the laws of the State of Nevada, the state in which NWP-Nevada is incorporated, the following is a summary of certain significant differences between the rights which shareholders have as holders of shares of NWP-Colorado Common Stock, and those which they would have as holders of shares of NWP-Nevada Common Stock.

1.   Shareholder Vote for Certain Matters

         Both the Colorado Law and the Nevada Statute require an affirmative vote of a majority of the outstanding stock in order to approve a merger (other than certain parent-subsidiary mergers) or the sale, lease or exchange of all or substantially all of the corporation's assets. The Colorado Articles of Incorporation (the "Colorado Articles") and the Nevada Articles of Incorporation (the "Nevada Articles") are silent regarding such a vote. Accordingly, both the Colorado Articles and Nevada Articles by operation of law provide for a majority shareholder vote to approve such transactions.

         The Colorado Law and the Nevada Statute both permit a subsidiary corporation to merge into its parent corporation without approval of shareholders of either corporation. This provision applies under both statutes when the parent owns at least 90% of the subsidiary.
                                       7

2.   Removal of Directors by Action of Shareholders

         Under both the Colorado Law and the Nevada Statute, any director or the entire board of directors may be removed, with or without cause, upon the vote of the shares entitled to vote in the election of directors at a meeting expressly called for such purpose. Under Colorado Law, a director may be removed if the number of votes cast in favor of removal exceeds the number of votes cast against the removal. Under the Nevada Statute a director may be removed by the vote of shareholders representing not less than two-thirds of the outstanding shares entitled to vote.

3.   Cumulative Voting

         Under both the Colorado Law and the Nevada Statute, cumulative voting is not required unless provided for in the Articles of Incorporation. Neither the Colorado Articles nor the Nevada Articles provide for cumulative voting.

4.   Dividends

         Under both the Colorado Law and Nevada Statute, a corporation may make a distribution to its stockholders, but no distribution may be made if, after giving it effect: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) except as otherwise specifically allowed by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

5.   Special Meetings of Shareholders

         Under the Colorado Law, special meetings of the stockholders may be called by the board of directors or by such other person or persons as may be authorized by the articles of incorporation or by the bylaws. The bylaws of NWP-Colorado provide that special meetings may be called by the President or the board of directors or by President upon a written request to call the meeting of stockholder(s) of record of 20% or more of common stock of the Company. There is no comparable provision in the Nevada Statute. The bylaws of NWP-Nevada provide that special meetings shall be called by the President or by the Board of Directors.

6.   Shareholder Action by Written Consent

         The Colorado Law provides that any action required to be taken at a meeting of the shareholders may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing. The Nevada Statute provides that any action required to be taken at a meeting of shareholders may be taken without a meeting if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, consented in writing to the action proposed to be taken.

7.   Indemnification

         The Colorado Law and the Nevada Statute each specify certain circumstances when a corporation must, and other circumstances when it may, indemnify its officers, directors, employees and agents against legal expenses and liabilities. Both states provisions are generally the same. Both the Colorado Law and the Nevada Statute require, unless ordered by a court, a finding to be made: that the officer, director, employee or agent has met the required standard of conduct by majority vote of the board of directors for which the quorum does not consist of parties to the proceeding; or by a majority vote of a committee of the board consisting of two or more directors not parties to the proceeding; or by independent legal counsel in a written opinion; or by shareholder approval. Neither the provisions of the Nevada Statute nor the Colorado Law are exclusive, and both permit indemnification as provided under any bylaw, agreement, vote of shareholders or of disinterested directors, or otherwise.

         Both the Colorado Articles and the Nevada Articles require indemnification to the fullest extent allowable under the Colorado Law and the Nevada Statute, respectively.

8.   Directors' Liability

         The Colorado Law permits a corporation, with the approval of its shareholders, to eliminate or limit personal liability of its directors for liability arising in connection with (i) any breach of the director's duty of loyalty to the corporation or its shareholders, or (ii) acts and omissions not in good faith or which involve intentional misconduct, or a knowing violation of law, or (iii) director's approval of distribution(s) in violation of Colorado law, or any transaction from which the director directly or indirectly derived an improper personal benefit. A corporation may not indemnify its director(s)
(i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (ii) in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit. The Nevada Statute permits a corporation to eliminate or limit personal liability of its directors, except for liability arising in connection with (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) the payment of distributions in violation of the Nevada Statute. Under both the Colorado Articles and the Nevada Articles, the applicable provisions of the respective statutes are restated.

9.   Amendment and Repeal of Bylaws

         The Colorado Law provides that the board of directors may adopt, amend or repeal bylaws unless otherwise stated in the articles of incorporation. Such provision does not limit the stockholders' power to do so in either case. The shareholders may adopt, amend or repeal the bylaws even though the bylaws may also be adopted, amended or repealed by the board of directors. There is no similar provision in the Nevada Statute. The Colorado Articles state that the power to adopt, amend, or repeal the bylaws is reserved to the Board of Directors. The Nevada Articles are silent with respect to amendment and repeal of the bylaws of NWP-Nevada, but the bylaws of NWP-Nevada which have been adopted by the Board of Directors state that the power to adopt, amend or repeal the bylaws is reserved to the Board. The bylaws adopted by the Board are subject to any bylaws that may be adopted by the shareholders.

10.  Stock Repurchases

         The Colorado Law provides that a corporation may acquire its own shares. Under the Nevada Statute a corporation may acquire its own shares. However, no such purchase can be made if, after giving effect to the purchase:
(i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy preferential rights (if any) of stockholders upon dissolution.

11.  Loans to Employees and Directors

         The Colorado Law and The Nevada Statute do not contain specific restrictions on loans or guarantees to or for the benefit of any employee (other than procedural requirements of notice under the Colorado Law). However, Colorado Law does require that any contract or transaction between the corporation and an officer or director either: (i) must be disclosed as to the material facts of such a transaction (or such facts are known) to the Board of Directors and must be approved by a majority vote of the disinterested directors (even though the disinterested directors are less than a quorum), or a majority vote of outstanding shares (including shares owned by the interested director or officer); or (ii) must be fair to the corporation.

         Similarly, the Nevada Statute requires that any contract or transaction between the corporation and an officer or director either: (i) must be approved by a majority vote of the disinterested directors, or a majority vote of outstanding shares (including shares owned by the interested director or officer) and in either instance the officer's or director's interest in the transaction is known; or (ii) must be fair to the corporation.

12.  Appraisal Rights

         Under the Colorado Law and the Nevada Statute, shareholders, in certain circumstances, have the right to dissent form certain corporate reorganizations and mergers, provided certain statutory procedures are followed. A shareholder exercising his right to dissent may demand payment in cash for his shares equal to their fair value, excluding any appreciation or depreciation in anticipation of the transaction (although such appreciation or depreciation may be included in determining fair value if its exclusion would be unfair). Fair value is determined by an appropriate court upon the petition of the shareholder. See "Rights of Dissenting Shareholders" below.

         The Colorado Law provides that shareholders who neither voted in favor of a merger or consolidation nor consented thereto in writing shall be entitled to an appraisal by the district court of the county in the state where the principal office is located of the fair value of the stockholder's shares. Appraisal rights are available for the shares of any class or shares of stock of a constituent corporation in a merger or consolidation. In addition, any corporation may provide in its articles of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its articles of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation.

         The Nevada Statute provides that a stockholder is entitled to dissent from and obtain payment of the fair market value of his shares in the event of the following corporate action: (a) consummation of a plan of merger to which the domestic corporation is a party (i) if approval by the stockholders is required for the merger and he is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent; (b) consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan; (c) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

13.  Tender Offers and Takeover Bids

         The Colorado Law does not regulate the making of tender offers or takeover bids. The Nevada Statute contains provisions that apply (unless the articles of incorporation or bylaws in effect on the 10th day following the acquisition of a controlling interest provide otherwise) to any acquisition of a controlling interest in an issuing corporation. The articles of incorporation or bylaws may impose stricter requirements on the acquisitions of a controlling interest in the corporation. The Nevada Statute does not restrict the directors of an issuing corporation from taking action to protect the interests of the corporation and its stockholders, including, but not limited to, adopting or executing plans, arrangements or instruments that deny rights, privileges, power or authority to a holder of a specified number or percentage of share ownership or voting power.

         An "issuing corporation" is defined as a Corporation which is organized in Nevada and has 200 or more stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and does business in Nevada. Based on current operations, these provisions under the Nevada Statute would not apply to NWP-Nevada.

14.  Rights of Dissenting Shareholders

         Shareholders of the Company will have the right to dissent from the action of other shareholders in approving the Reincorporation Merger. If the Reincorporation Merger is consummated, all New World Publishing, Inc. shareholders who properly exercise their dissenters' rights would be entitled to rights of appraisal under the Colorado Law. A shareholder of New World Publishing, Inc. has the right to dissent only as to all of the shares registered in his name (or part of the shares registered in his name only if he dissents with respect to all of the shares beneficially owned by any one person) from the action of the other shareholders in approving the Reincorporation Merger. Any shareholder who wishes to dissent and obtain payment for his shares must file with the Company, prior to the Special Meeting, a written notice of his intention to demand that he be paid fair compensation for his shares if the Reincorporation Merger is consummated, and must refrain from voting his shares "FOR" Proposal No. 4. A shareholder who fails in either respect will not acquire a right to payment for his shares. If a shareholder returns an unmarked proxy, such proxy will be voted "FOR" all proposals listed on the proxy which are unmarked, and thus, an unmarked proxy with respect to Proposal No. 4 will be a vote "FOR" the Reincorporation Merger and would constitute a waiver of the shareholder's appraisal rights. A shareholder who abstains from voting by marking "ABSTAIN" on his proxy with respect to Proposal No. 4 will not be considered to have waived his appraisal rights. A copy of the applicable provisions of the Colorado Revised Statutes, Section 7-113-102, 7-113-201, 7-113-202 and 7-113-203, specifying the procedures to be followed by a dissenting shareholder is reprinted in its entirety below as Exhibit "B".

         VOTE AGAINST PROPOSAL NO. 4 WILL NOT IN ITSELF CONSTITUTE THE WRITTEN DEMAND REQUIRED BY THE COLORADO LAW TO ENTITLE A SHAREHOLDER TO PAYMENT FOR HIS SHARES. STRICT COMPLIANCE WITH THE COLORADO LAW WILL BE NECESSARY TO RETAIN SUCH RIGHTS. THE FOREGOING SUMMARY IS NOT A COMPLETE STATEMENT OF THE PROVISIONS OF SECTIONS 7-113-102, 7-113-201, 7-113-202 AND 7-113-203 OF THE COLORADO REVISED
STATUTES AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTIONS 7-113- 102, 7-113-201, 7-113-202 AND 7-113-203, A COPY OF WHICH IS ATTACHED AS EXHIBIT B TO THIS PROXY STATEMENT.

The Reincorporation Merger
--------------------------

Effective Date

         The Reincorporation Merger will be consummated and take effect on such date (the "Effective Date") as the Articles of Merger are filed with the Secretary of State of the State of Nevada and the Secretary of State of the State of Colorado. Such filings are anticipated to be made as soon as practicable following the adoption and approval of the Reincorporation Merger Agreement by the shareholders of NWP-Colorado.

Capitalization of NWP-Nevada; Stock Certificates

         NWP-Nevada will have authority to issue 100,000,000 shares of Common Stock, par value $.0001 per share and 10,000,000 shares of preferred Stock, par value $0.10 per share.

         In the Reincorporation Merger, NWP-Colorado Common Stock will be converted, without any action on the part of the holders thereof, share for share into NWP-Nevada Common Stock. All shares of NWP-Nevada Common Stock to be issued in the Reincorporation Merger will be fully paid and non-assessable. As holders of stock in NWP-Nevada, the NWP-Nevada shareholders will have the rights provided in the Nevada Articles and the Nevada Statute. See "Certain Changes in the Rights of Shareholders Resulting from the Reincorporation Merger and the Effects Thereof."

     IT WILL NOT BE NECESSARY FOR HOLDERS OF NWP-COLORADO COMMON STOCK TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES REPRESENTING NWP-NEVADA COMMON STOCK.

         After the Reincorporation Merger, certificates which previously represented shares of NWP-Colorado Common Stock will be deemed to represent an equal number of shares of NWP-Nevada Common Stock. Certificates representing NWP-Nevada Common Stock will be replaced only when submitted to the Transfer Agent with a request that they be so replaced or when they are presented for transfer.

         Options or warrants to acquire NWP-Colorado Common Stock which are outstanding immediately prior to the Reincorporation Merger will be converted into options or warrants to purchase the same number of shares of NWP-Nevada Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation Merger, and after an adjustment for the reverse split has been taken into account.

Indebtedness of the Company

         All indebtedness of NWP-Colorado outstanding on the Effective Date will be assumed by NWP-Nevada in connection with the Reincorporation Merger.

Certain Federal Income Tax Consequences

         The Company's management believes that, for federal income tax purposes:

1. No gain or loss will be recognized by NWP-Colorado, NWP-Nevada or shareholders of NWP-Colorado (other than dissenting shareholders; see "Rights of Dissenting Shareholders") by reason of the consummation of the Reincorporation Merger;

2. Each shareholder's tax basis in the NWP-Nevada Common Stock into which his NWP-Colorado Common Stock is converted will be the same as the tax basis of the NWP-Colorado Common Stock held by him immediately prior to the consummation of the Reincorporation Merger; and

3. A shareholder who holds NWP-Colorado Common Stock as a capital asset will include in his holding period for NWP-Nevada Common Stock the period during which he held NWP-Colorado Common Stock.

         The receipt of cash pursuant to the exercise of dissenters' rights will be a taxable transaction for federal income tax purposes to the shareholders receiving such cash. A dissenting NWP-Colorado shareholder who owns no shares of NWP-Nevada Common Stock after the Effective Date (either directly or constructively pursuant to Section 318 of the Internal Revenue Code) will recognize gain or loss measured by the difference between the cash received and his adjusted tax basis in the shares of NWP-Colorado Common Stock exchanged therefor.

         No information is provided herein as to the state, local or foreign tax consequences of the Reincorporation Merger. The federal income tax discussion set forth above is for general information only. Each shareholder is urged to consult his own tax advisor as to these and any other tax consequences of the Reincorporation Merger.

Vote Required; Recommendation of Board

         The above proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.

                                 PROPOSAL NO. 5
                                  OTHER MATTERS

         The Board has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

         If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are unable to attend the meeting, at your request, the Company will cancel the proxy.


September 28, 1999                            By Order of The Board of Directors

                                    EXHIBIT A

                NEW WORLD PUBLISHING, INC. 1999 STOCK OPTION PLAN


     1. Purposes of the Plan. The purposes of this Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

          (f) "Common Stock" means the Common Stock of the Company.

          (g) "Company" means New World Publishing, Inc. , a Colorado corporation.

          (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

          (i) "Director" means a member of the Board of Directors of the Company.

          (j) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed three months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q) "Option" means a stock option granted pursuant to the Plan.

          (r) "Option Grant" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.

          (s) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

          (t) "Optioned Stock" means the Common Stock subject to an Option.

          (u) "Optionee" means the holder of an outstanding Option granted under the Plan.

          (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w) "Plan" means this New World Publishing, Inc. 1999 Stock Option
Plan.

          (x) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (y)  "Service Provider" means an Employee, Director or Consultant.

          (z) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

          (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 2,200,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. ADMINISTRATION OF THE PLAN.

          (a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

              (i)    to determine the Fair Market Value;

              (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

              (iii) to determine the number of Shares to be covered by each such award granted hereunder;

              (iv) to approve forms of Option Grants for use under the Plan;

              (v) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

              (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

              (viii) to initiate an Option Exchange Program;

              (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

              (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xi) to construe and interpret the terms of the Plan and awards granted and pursuant to the Plan.

          (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   ELIGIBILITY.

          (a) Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          (b) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be stated in the Option Grant; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Grant.

     8.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

              (i)   In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (l) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   EXERCISE OF OPTION.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Grant) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Grant (or at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

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

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     13. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

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

     14.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     15. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

     18. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.


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

                                    EXHIBIT B


SECTION 7-113-102.  RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the corporation is a party if:
(I) Approval by the shareholders of that corporation is required for the merger by Section 7-111-103 or 7-111-104 or by the articles of incorporation; or (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104; (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired; c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Section 7-112-102(1); and (d) Consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2). (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange act of 1934" as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of: (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice to the shareholders' meeting at which the corporate action is submitted to vote; (b) The record date fixed under section 7-107-104 to determine the shareholders entitled to sign such writings consenting to the corporate action; or (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders. (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholders' shares, pursuant to the corporate action, anything except: (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange: (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange act of 1934" as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders; (c) Cash in lieu of fractional shares; or (d) Any combination of the foregoing described shares or cash in lieu of fractional shares. (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104. (3) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors. (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

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

SECTION 7-113-201.  NOTICE OF DISSENTERS' RIGHTS.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such a notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113- 202(1). (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, or any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article and the materials, if any, that under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such a notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

SECTION 7-113-202.  NOTICE OF INTENT TO DEMAND PAYMENT.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall: (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and
(b) Not vote the shares in favor of the proposed corporate action. (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action. (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

SECTION 7-113-203.  DISSENTER'S NOTICE.

(1) If a proposed corporate action creating dissenter's rights under Section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article. (2)The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 7-113-102 and shall:
(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action; (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited; (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made; (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection
(1) of this section is given; (f) State the requirement contemplated in Section 7-113-103(3), if such requirement is imposed; and (g)Be accompanied by a copy of this article.


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